Exhibit 99.1

Home BancShares, Inc. Announces Second Quarter Earnings

CONWAY, Ark., July 20, 2006 (PRIMEZONE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced earnings for the quarter ended June 30, 2006. Net income for the quarter was $3,636,000, a 53.3% increase over net income of $2,372,000 for the second quarter of 2005. Diluted earnings per share were $0.25 for the second quarter of 2006 compared to $0.17 for the second quarter of 2005, an increase of 47.1%.

For the six months ended June 30, 2006, net income totaled $7,152,000, a 56.8% increase over net income of $4,561,000 for the first six months of 2005. Diluted earnings per share for the first six months of 2006 were $0.49, compared to $0.33 for the comparable period in 2005, an increase of 48.5%.

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.27 for the second quarter of 2006 compared to $0.18 for the second quarter of 2005, an increase of 50.0%. Cash diluted earnings per share for the first six months of 2006 were $0.53, compared to $0.36 for the comparable period in 2005, an increase of 47.2%.

John W. Allison, Chairman and Chief Executive Officer, commented, "We are proud of our ability to produce significant loan growth, earnings enhancements and improvements in asset quality. This organic loan growth combined with de novo branching is helping to provide the foundation for the future of our Company."

Operating Highlights

Net interest income for the second quarter of 2006 increased 37.2% to $15.4 million compared to $11.2 million for the second quarter of 2005. Net interest margin, on a fully taxable equivalent basis, was 3.52% in the quarter just ended compared to 3.35% in the second quarter of 2005, an increase of 17 basis points. The Company's second quarter 2006 net interest margin of 3.52% reflected a decrease of one basis point from the first quarter's 3.53%. While the Company grew both average loans and deposits during the second quarter of 2006, competitive pressures and a slightly inverted yield curve prevented growth in net interest margin on a linked quarter basis.

Net interest income for the six months ended June 30, 2006 increased 42.3% to $30.2 million compared with $21.2 million for the six months ended June 30, 2005. The Company's net interest margin, on a fully taxable equivalent basis, for the first half of 2006 was 3.53%, an increase of 24 basis points from 3.29% in the first half of 2005.

Non-interest income for the second quarter of 2006 was $4.6 million compared with $3.3 million for the second quarter of 2005, a 37.6% increase. Non-interest income for the six months ended June 30, 2006 was $9.0 million compared to $7.2 million for the six months ended June 30, 2005, a 25.8% increase. The increase in non-interest income is the result of the acquisitions completed during 2005 combined with organic growth in fee income.

Non-interest expense for the second quarter of 2006 was $14.1 million compared with $10.4 million for the second quarter of 2005, an increase of 36.3%. Non-interest expense for the first six months of 2006 was $27.8 million compared with $20.0 million for the first six months of 2005, an increase of 38.7%. The increase in non-interest expense is the result of the acquisitions completed during 2005 combined with continued expansion of the Company.

Financial Condition

Total loans were $1.33 billion at June 30, 2006 compared to $1.08 billion at June 30, 2005, an increase of 23.4%. Total deposits were $1.52 billion at June 30, 2006 compared to $1.30 billion at June 30, 2005, an increase of 17.0%. Total assets were $2.04 billion at June 30, 2006, an 18.8% increase from $1.72 billion at June 30, 2005.

Nonperforming loans as a percent of total loans improved to 0.60% as of June 30, 2006 when compared to 0.99% as of June 30, 2005. Nonperforming assets as a percent of total assets were 0.42% as of June 30, 2006 compared to 0.64% as of June 30, 2005.

The Company's allowance for loan losses increased to $25.2 million at June 30, 2006, or 1.90% of total loans, compared to $24.8 million, or 2.31% of total loans, at June 30, 2005. As of June 30, 2006, the Company's allowance for loan losses equaled 319% of its total nonperforming loans compared to 232% as of June 30, 2005.

Stockholders' equity was $210.4 million at June 30, 2006 compared to $160.0 million at June 30, 2005, an increase of 31.5%. Book value per common share with preferred converted to common was $12.52 at June 30, 2006 compared to $11.54 at June 30, 2005, an 8.5% increase. The increases in stockholders' equity and book value per share were primarily the result of the proceeds from the Company's initial public offering, which took place on June 23, 2006, and retained earnings during the prior twelve months.

Branch Expansion

During the first six months of 2006, the Company opened three de novo branch locations plus Arkansas's only mobile branch. These branch locations are located in the Arkansas communities of Searcy and Beebe plus Port Charlotte, Florida. Presently, the Company has four pending Florida de novo branch locations in Key West, Key Largo, Punta Gorda and Marco Island. Three of these four locations are scheduled to open during 2006.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CST (2:00 EST) on Thursday, July 20, 2006. Interested parties can listen to this call by calling 1-877-407-0778 (United States and Canada only) and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-660-6853, Account Number: 286, Conference ID: 207190, which will be available until July 27, 2006 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in its Form S-1 filing with the Securities and Exchange Commission.

Home BancShares, Inc. trades on the NASDAQ National Market under the symbol "HOMB". The Company is a financial holding company, headquartered in Conway, Arkansas, with five wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves Stone County in north central Arkansas, and a fifth serves the Florida Keys and southwestern Florida.

                        Home BancShares, Inc.
              Consolidated End of Period Balance Sheets
                             (Unaudited)

                                   Jun. 30,     Mar. 31,     Dec. 31,
 (In thousands)                      2006         2006         2005
 -------------------------------  ----------   ----------   ----------

 ASSETS
 ------
 Cash and due from banks          $   50,516   $   42,700   $   39,248
 Interest-bearing deposits with
  other banks                          1,406        5,323        5,431
                                  ----------   ----------   ----------
  Cash and cash equivalents           51,922       48,023       44,679
 Federal funds sold                   11,102       19,558        7,055
 Investment securities
  - available for sale               515,063      525,257      530,302
 Loans receivable                  1,328,351    1,246,146    1,204,589
 Allowance for loan losses           (25,245)     (24,435)     (24,175)
                                  ----------   ----------   ----------
  Loans receivable, net            1,303,106    1,221,711    1,180,414
 Bank premises and equipment, net     52,556       52,376       51,762
 Foreclosed assets held for sale         611          663          758
 Cash value of life insurance          6,954        6,900        6,850
 Investments in unconsolidated
  affiliates                          12,634       12,689        9,813
 Accrued interest receivable          12,587       11,540       11,158
 Deferred tax asset, net              11,903        9,433        8,821
 Goodwill                             37,527       37,527       37,527
 Core deposit and other
  intangibles                         10,336       10,775       11,200
 Other assets                         17,186       14,458       11,152
                                  ----------   ----------   ----------
  Total assets                    $2,043,487   $1,970,910   $1,911,491
                                  ==========   ==========   ==========

 LIABILITIES AND STOCKHOLDERS'
 EQUITY
 -----------------------------
 Liabilities
  Deposits:
   Demand and non-interest-
    bearing                       $  230,818   $  225,340   $  209,974
   Savings and interest-bearing
    transaction accounts             531,319      538,860      512,184
   Time deposits                     757,070      743,243      704,950
                                  ----------   ----------   ----------
  Total deposits                   1,519,207    1,507,443    1,427,108
  Federal funds purchased             10,005           --       44,495
  Securities sold under agreements
   to repurchase                     121,826       98,545      103,718
  FHLB and other borrowed funds      126,319      139,305      117,054
  Accrued interest payable and
   other liabilities                  11,069       11,846        8,504
  Subordinated debentures             44,708       44,731       44,755
                                  ----------   ----------   ----------
   Total liabilities               1,833,134    1,801,870    1,745,634
                                  ----------   ----------   ----------
 Stockholders' equity
  Preferred stock A                       21           21           21
  Preferred stock B                        2            2            2
  Common stock                           146          121          121
  Capital surplus                    187,847      146,638      146,285
  Retained earnings                   33,687       30,449       27,331
  Accumulated other comprehensive
   loss                              (11,350)      (8,191)      (7,903)
  Treasury stock                          --           --           --
                                  ----------   ----------   ----------
   Total stockholders' equity        210,353      169,040      165,857
                                  ----------   ----------   ----------
   Total liabilities and
    stockholders' equity          $2,043,487   $1,970,910   $1,911,491
                                  ==========   ==========   ==========

                                              Sep. 30,      Jun. 30,
                                                2005          2005
                                             ----------    ----------
 ASSETS
 ------
 Cash and due from banks                     $   48,272    $   44,928
 Interest-bearing deposits with other banks       6,851         4,474
                                             ----------    ----------
  Cash and cash equivalents                      55,123        49,402
 Federal funds sold                              16,048         8,338
 Investment securities - available for sale     550,470       485,729
 Loans receivable                             1,185,494     1,076,619
 Allowance for loan losses                      (23,252)      (24,827)
                                             ----------    ----------
  Loans receivable, net                       1,162,242     1,051,792
 Bank premises and equipment, net                50,180        48,268
 Foreclosed assets held for sale                    435           308
 Cash value of life insurance                     6,787         6,726
 Investments in unconsolidated affiliates         9,498         9,449
 Accrued interest receivable                     10,680         7,955
 Deferred tax asset, net                          6,107         6,424
 Goodwill                                        38,448        24,167
 Core deposit and other intangibles              11,693         9,111
 Other assets                                    14,366        12,001
                                             ----------    ----------
  Total assets                               $1,932,077    $1,719,670
                                             ==========    ==========

 LIABILITIES AND STOCKHOLDERS'
 EQUITY
 ----------------------------
 Liabilities
  Deposits:
   Demand and non-interest-bearing           $  215,761    $  190,629
   Savings and interest-bearing
    transaction accounts                        531,891       484,559
   Time deposits                                736,764       623,483
                                             ----------    ----------
 Total deposits                               1,484,416     1,298,671
 Federal funds purchased                             --         9,940
 Securities sold under agreements
  to repurchase                                 105,143        80,503
 FHLB and other borrowed funds                  136,346       121,327
 Accrued interest payable and other
  liabilities                                    10,295        19,883
 Subordinated debentures                         29,312        29,335
                                             ----------    ----------
  Total liabilities                           1,765,512     1,559,659
                                             ----------    ----------
 Stockholders' equity
  Preferred stock A                                  21            21
  Preferred stock B                                   2             2
  Common stock                                      121           118
  Capital surplus                               146,368       142,229
  Retained earnings                              24,110        21,242
  Accumulated other comprehensive loss           (3,488)       (3,032)
  Treasury stock                                   (569)         (569)
                                             ----------    ----------
   Total stockholders' equity                   166,565       160,011
                                             ----------    ----------
   Total liabilities and stockholders'
    equity                                   $1,932,077    $1,719,670
                                             ==========    ==========

                        Home BancShares, Inc.
                  Consolidated Statements of Income
                             (Unaudited)
                                            Quarter Ended
                       -----------------------------------------------
                       Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,
 (In thousands)          2006      2006      2005      2005      2005
 -------------         -------   -------   -------   -------   -------
 Interest income
  Loans                $24,003   $21,842   $20,882   $18,628   $14,149
  Investment securities
   Taxable               4,711     4,725     4,612     4,136     4,114
   Tax-exempt              965       967     1,011       681       513
  Deposits - other banks    24        41        43        29        21
  Federal funds sold       183       159       120       131        27
                       -------   -------   -------   -------   -------
 Total interest income  29,886    27,734    26,668    23,605    18,824
                       -------   -------   -------   -------   -------

 Interest expense
  Interest on deposits  11,144     9,529     8,871     7,624     5,693
  Federal funds
   purchased               154       304        69       104       104
  FHLB and other
   borrowed funds        1,486     1,476     1,358     1,184       823
  Securities sold under
   agreements to
   repurchase              994       870       930       717       552
  Subordinated
   debentures              745       749       652       510       456
                       -------   -------   -------   -------   -------
 Total interest expense 14,523    12,928    11,880    10,139     7,628
                       -------   -------   -------   -------   -------
 Net interest income    15,363    14,806    14,788    13,466    11,196
  Provision for loan
   losses                  590       484       979       934       863
                       -------   -------   -------   -------   -------
 Net interest income
  after provision for
  loan losses           14,773    14,322    13,809    12,532    10,333
                       -------   -------   -------   -------   -------
 Non-interest income
  Service charges on
   deposit accounts      2,263     2,052     2,318     2,247     2,062
  Other service charges
   and fees                584       611       544       600       517
  Trust fees               169       152       110       109       121
  Data processing fees     215       193       205       201       156
  Mortgage banking
   income                  439       411       441       549       369
  Insurance commissions    205       284       143       148       142
  Income from title
   services                282       237       218       247       214
  Increase in cash value
   of life insurance        55        51        64        62        66
  Equity in (loss) income
   of unconsolidated
   affiliate               (32)     (116)     (136)       53      (509)
  Gain on sale of
   equity investment        --        --        --       465        --
  Gain on sale of
   SBA loans                --        34        --        83       216
  (Loss) gain on sale
   of securities, net        1        --        --      (386)     (110)
  Other income             418       492       129       118        98
                       -------   -------   -------   -------   -------
 Total non-interest
  income                 4,599     4,401     4,036     4,496     3,342
                       -------   -------   -------   -------   -------
 Non-interest expense
  Salaries and employee
   benefits              7,399     7,348     6,328     6,549     5,764
  Occupancy and
   equipment             2,123     2,005     2,095     1,815     1,467
  Data processing
   expense                 670       567       569       546       443
  Other operating
   expenses              3,951     3,699     3,747     3,276     2,700
                       -------   -------   -------   -------   -------
 Total non-interest
  expense               14,143    13,619    12,739    12,186    10,374
                       -------   -------   -------   -------   -------
 Income before taxes     5,229     5,104     5,106     4,842     3,301
  Income tax expense     1,593     1,588     1,551     1,512       929
                       -------   -------   -------   -------   -------
 Net income            $ 3,636   $ 3,516   $ 3,555   $ 3,330   $ 2,372
                       =======   =======   =======   =======   =======

                                                Six Months Ended
                                              --------------------
                                              Jun. 30,     Jun. 30,
                                                2006         2005
                                              --------    --------
 Interest income
  Loans                                       $ 45,845    $ 25,734
  Investment securities
   Taxable                                       9,436       8,355
   Tax-exempt                                    1,932       1,034
  Deposits - other banks                            65          29
  Federal funds sold                               342          33
                                              --------    --------
 Total interest income                          57,620      35,185
                                              --------    --------
 Interest expense
  Interest on deposits                          20,673      10,388
  Federal funds purchased                          458         226
  FHLB and other borrowed funds                  2,962       1,504
  Securities sold under
   agreements to repurchase                      1,864       1,010
  Subordinated debentures                        1,494         855
                                              --------    --------
 Total interest expense                         27,451      13,983
                                              --------    --------
 Net interest income                            30,169      21,202
  Provision for loan losses                      1,074       1,914
                                              --------    --------
 Net interest income after
  provision for loan losses                     29,095      19,288
                                              --------    --------

 Non-interest income
  Service charges on deposit accounts            4,315       3,754
  Other service charges and fees                 1,195         955
  Trust fees                                       321         239
  Data processing fees                             408         262
  Mortgage banking income                          850         661
  Insurance commissions                            489         383
  Income from title services                       519         358
  Increase in cash value of life insurance         106         130
  Equity in (loss) income of
   unconsolidated affiliate                       (148)       (509)
  Gain on sale of equity investment                 --          --
  Gain on sale of SBA loans                         34         446
  (Loss) gain on sale of securities, net             1        (153)
  Other income                                     910         629
                                              --------    --------
 Total non-interest income                       9,000       7,155
                                              --------    --------
 Non-interest expense
  Salaries and employee benefits                14,747      11,024
  Occupancy and equipment                        4,128       2,959
  Data processing expense                        1,237         876
  Other operating expenses                       7,650       5,151
                                              --------    --------
 Total non-interest expense                     27,762      20,010
                                              --------    --------
 Income before taxes                            10,333       6,433
  Income tax expense                             3,181       1,872
                                              --------    --------
 Net income                                   $  7,152    $  4,561
                                              ========    ========

                        Home BancShares, Inc.
                    Selected Financial Information
                             (Unaudited)

                                           Quarter Ended
 (Dollars and shares in    -------------------------------------------
  thousands,               Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30,
  except per share data)     2006     2006     2005    2005     2005
 ------------------------  -------  -------  -------  -------  -------

 PER SHARE DATA
 --------------
 Diluted earnings
  per share                $  0.25  $  0.24  $  0.25  $  0.24  $  0.17
 Diluted cash earnings
  per share                   0.27     0.26     0.27     0.26     0.18
 Basic earnings per share     0.28     0.28     0.28     0.27     0.19
 Dividends per share
  - common                    0.02     0.02     0.02     0.02     0.02
 Book value per
  common share               12.49    11.68    11.45    11.55    11.33
 Book value per common
  share with preferred
  converted to common        12.52    11.83    11.63    11.72    11.54
 Tangible book value per
  common share                9.23     7.70     7.43     7.40     8.50
 Tangible book value per
  common share with
  preferred converted to
  common                      9.67     8.45     8.21     8.19     9.14

 STOCK INFORMATION
 -----------------
 Average common shares
  outstanding               12,224   12,123   12,098   11,855   11,745
 Average diluted shares
  outstanding               14,530   14,392   14,330   14,093   13,701
 End of period common
  shares outstanding        14,647   12,129   12,114   12,081   11,745
 End of period common
  shares outstanding with
  preferred converted to
  common                    16,807   14,289   14,260   14,211   13,871
 Dividends paid on
  preferred stock              155      155      153      161      130

 ANNUALIZED PERFORMANCE
 RATIOS
 ----------------------
 Return on average assets     0.73%    0.74%    0.74%    0.74%    0.63%
 Cash return on average
  assets                      0.81%    0.81%    0.82%    0.81%    0.69%
 Return on average equity     8.56%    8.51%    8.53%    8.20%    6.24%
 Cash return on average
  tangible equity            12.80%   12.86%   13.14%   11.57%    8.33%
 Efficiency ratio            66.74%   66.68%   63.46%   63.90%   67.29%
 Net interest margin - FTE    3.52%    3.53%    3.48%    3.38%    3.35%
 Fully taxable equivalent
  adjustment                   572      583      559      494      394

 OTHER OPERATING EXPENSES
 ------------------------
 Advertising               $   612  $   558  $   582  $   490  $   529
 Amortization of
  intangibles                  439      425      438      392      327
 ATM expense                   160      118      114      104      109
 Directors' fees               202      204      182      136      101
 Due from bank service
  charges                       84       70       70       68       72
 FDIC and state assessment     127      125      146      112      123
 Insurance                     233      223      132      129      107
 Legal and accounting          274      282      177      323      265
 Other professional fees       149      134      230       81      117
 Operating supplies            253      229      243      189      163
 Postage                       166      163      173      140      146
 Telephone                     284      220      216      182      148
 Other expense                 968      948    1,044      930      493
                           -------  -------  -------  -------  -------
  Total other operating
   expenses                $ 3,951  $ 3,699  $ 3,747  $ 3,276  $ 2,700
                           =======  =======  =======  =======  =======

                                               Six Months Ended
                                               Jun. 30,  Jun. 30,
                                                 2006      2005
                                               -------    -------
 PER SHARE DATA
 --------------
 Diluted earnings per share                    $  0.49    $  0.33
 Diluted cash earnings per share                  0.53       0.36
 Basic earnings per share                         0.56       0.37
 Dividends per share - common                     0.04       0.03
 Book value per common share                     12.49      11.33
 Book value per common share with
  preferred converted to common                  12.52      11.54
 Tangible book value per common share             9.23       8.50
 Tangible book value per common share with
  preferred converted to common                   9.67       9.14

 STOCK INFORMATION
 -----------------
 Average common shares outstanding              12,174     11,745
 Average diluted shares outstanding             14,463     13,623
 End of period common shares outstanding        14,647     11,745
 End of period common shares outstanding with
  preferred converted to common                 16,807     13,871
 Dividends paid on preferred stock                 310        260

 ANNUALIZED PERFORMANCE RATIOS
 -----------------------------
 Return on average assets                         0.74%      0.63%
 Cash return on average assets                    0.81%      0.69%
 Return on average equity                         8.53%      6.07%
 Cash return on average tangible equity          12.83%      8.03%
 Efficiency ratio                                66.70%     66.59%
 Net interest margin - FTE                        3.53%      3.29%
 Fully taxable equivalent adjustment             1,155        737

 OTHER OPERATING EXPENSES
 ------------------------
 Advertising                                   $ 1,170    $   995
 Amortization of intangibles                       864        636
 ATM expense                                       278        209
 Directors' fees                                   406        187
 Due from bank service charges                     154        146
 FDIC and state assessment                         252        245
 Insurance                                         456        243
 Legal and accounting                              556        441
 Other professional fees                           283        223
 Operating supplies                                482        313
 Postage                                           329        267
 Telephone                                         504        271
 Other expense                                   1,916        975
                                               -------    -------
    Total other operating expenses             $ 7,650    $ 5,151
                                               =======    =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

                                   Jun. 30,     Mar. 31,     Dec. 31,
 (Dollars in thousands)              2006         2006         2005
 ----------------------           ----------   ----------   ----------
 LOAN BALANCES
 -------------
 Real estate
  Commercial real estate loans
   Non-farm/non-residential       $  424,645   $  422,618   $  411,839
   Construction/land development     379,820      331,532      291,515
   Agricultural                       12,805       13,197       13,112
  Residential real estate loans
   Residential 1-4 family            226,129      220,273      221,831
   Multifamily residential            35,017       36,425       34,939
                                  ----------   ----------   ----------
 Total real estate                 1,078,416    1,024,045      973,236
 Consumer                             41,920       39,599       39,447
 Commercial and industrial           173,715      166,025      175,396
 Agricultural                         22,665        8,287        8,466
 Other                                11,635        8,190        8,044
                                  ----------   ----------   ----------
    Total loans receivable before
     allowance for loan losses     1,328,351    1,246,146    1,204,589
 Allowance for loan losses            25,245       24,435       24,175
                                  ----------   ----------   ----------
 Total loans receivable, net      $1,303,106   $1,221,711   $1,180,414
                                  ==========   ==========   ==========

 Loans to deposits                     87.44%       82.67%       84.41%

 ALLOWANCE FOR LOAN LOSSES
 -------------------------
 Balance, beginning of period     $   24,435   $   24,175   $   23,252
 Loans charged off                       289          486          504
 Recoveries of loans previously
  charged off                            509          262          448
                                  ----------   ----------   ----------
   Net (recoveries) loans
    charged off                         (220)         224           56
 Allowance for loan losses of
  acquired institutions                   --           --           --
 Provision for loan losses               590          484          979
                                  ----------   ----------   ----------
 Balance, end of period           $   25,245   $   24,435   $   24,175
                                  ==========   ==========   ==========

 Net (recoveries) charge-offs to
  average loans                        -0.07%         0.07%        0.02%
 Allowance for loan losses to
  total loans                           1.90%        1.96%        2.01%

 NON-PERFORMING ASSETS
 ---------------------
 Non-performing loans
  Non-accrual loans               $    6,697   $    7,824   $    7,864
  Loans past due 90 days or more       1,208          411          426
                                  ----------   ----------   ----------
   Total non-performing loans          7,905        8,235        8,290
                                  ----------   ----------   ----------
 Other non-performing assets
  Foreclosed assets held for sale        611          663          758
  Other non-performing assets             --            4           11
                                  ----------   ----------   ----------
   Total other non-performing
    assets                               611          667          769
                                  ----------   ----------   ----------
   Total non-performing assets    $    8,516   $    8,902   $    9,059
                                  ==========   ==========   ==========

 Allowance for loan losses to
  non-performing loans                319.35%      296.72%      291.62%
 Non-performing loans to
  total loans                           0.60%        0.66%        0.69%
 Non-performing assets to
  total assets                          0.42%        0.45%        0.47%

                                               Sep. 30,      Jun. 30,
                                                 2005          2005
                                              ----------    ----------
 LOAN BALANCES
 -------------
 Real estate
  Commercial real estate loans
   Non-farm/non-residential                   $  401,292    $  385,827
   Construction/land development                 281,942       234,849
   Agricultural                                   14,022        10,572
  Residential real estate loans
   Residential 1-4 family                        225,849       205,452
   Multifamily residential                        27,512        25,661
                                              ----------    ----------
 Total real estate                               950,617       862,361
 Consumer                                         39,316        34,050
 Commercial and industrial                       168,672       158,201
 Agricultural                                     19,077        13,572
 Other                                             7,812         8,435
                                              ----------    ----------
    Total loans receivable before
     allowance for loan losses                 1,185,494     1,076,619
 Allowance for loan losses                        23,252        24,827
                                              ----------    ----------
 Total loans receivable, net                  $1,162,242    $1,051,792
                                              ==========    ==========

 Loans to deposits                                 79.86%        82.90%

 ALLOWANCE FOR LOAN LOSSES
 -------------------------
 Balance, beginning of period                 $   24,827    $   21,982
 Loans charged off                                 3,324           522
 Recoveries of loans previously charged off          155           142
                                              ----------    ----------
    Net (recoveries) loans charged off             3,169           380
 Allowance for loan losses of acquired
  institutions                                       660         2,362
 Provision for loan losses                           934           863
                                              ----------    ----------
 Balance, end of period                       $   23,252    $   24,827
                                              ==========    ==========

 Net (recoveries) charge-offs to average loans      1.12%         0.17%
 Allowance for loan losses to total loans           1.96%         2.31%

 NON-PERFORMING ASSETS
 ---------------------
 Non-performing loans
  Non-accrual loans                           $    7,664    $   10,078
  Loans past due 90 days or more                     169           619
                                              ----------    ----------
   Total non-performing loans                      7,833        10,697
                                              ----------    ----------
 Other non-performing assets
  Foreclosed assets held for sale                    435           308
  Other non-performing assets                         35            32
                                              ----------    ----------
   Total other non-performing assets                 470           340
                                              ----------    ----------
   Total non-performing assets                $    8,303    $   11,037
                                              ==========    ==========

 Allowance for loan losses to non-
  performing loans                                296.85%       232.09%
 Non-performing loans to total loans                0.66%         0.99%
 Non-performing assets to total assets              0.43%         0.64%

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                 Three Months Ended
              ---------------------------------------------------------
                    June 30, 2006                 March 31, 2006
 (Dollars     ---------------------------   ---------------------------
  in           Average    Income/  Yield/    Average    Income/  Yield/
  thousands)   Balance    Expense   Rate     Balance    Expense   Rate
 ----------   ----------  -------  ------   ---------   -------   -----
 ASSETS
 ------
 Earning assets
  Interest-
   bearing
   balances due
   from banks $    2,125   $   24   4.53%   $    3,706   $   41   4.49%
  Federal
   funds sold     14,823      183   4.95%       14,477      159   4.45%
  Investment
   securities
   - taxable     430,923    4,711   4.38%      430,121    4,725   4.46%
  Investment
   securities
   - non-taxable
   - FTE          91,979    1,496   6.52%       92,627    1,510   6.61%
  Loans
   receivable
   - FTE       1,277,789   24,044   7.55%    1,224,871   21,882   7.25%
               ---------   ------            ---------   ------
   Total
    interest-
    earning
    assets    1,817,639    30,458   6.72%    1,765,802   28,317   6.50%
                           ------                        ------
  Non-earning
   assets        174,109                       169,399
               ---------                     ---------
   Total
    assets    $1,991,748                    $1,935,201
              ==========                    ==========

 LIABILITIES
  AND
 SHAREHOLDERS'
 EQUITY
 -------------
 Liabilities
  Interest-
   bearing
   liabilities
  Interest-
   bearing
   transaction
   and savings
   deposits   $  535,077   $3,226   2.42%   $  520,287   $2,739   2.14%
    Time
     deposits    758,249    7,918   4.19%      715,790    6,790   3.85%
               ---------   ------           ----------   ------
    Total
     interest-
     bearing
     deposits  1,293,326   11,144   3.46%    1,236,077    9,529   3.13%
  Federal
   funds
   purchased      11,992      154   5.15%       26,469      304   4.66%
  Securities
   sold under
   agreement to
   repurchase    105,040      994   3.80%       99,344      870   3.55%
  FHLB and
   other
   borrowed
   funds         134,088    1,486   4.45%      137,796    1,476   4.34%
  Subordinated
   debentures     44,722      745   6.68%       44,746      749   6.79%
               ---------   ------           ----------   ------
  Total
   interest-
   bearing
   liabilities 1,589,168   14,523   3.67%    1,544,432   12,928   3.39%
                           ------                        ------
  Non-interest
   bearing
   liabilities
    Non-interest-
     bearing
     deposits    221,723                       213,135
   Other
    liabilities   10,443                        10,067
                  ------                        ------
   Total lia-
    bilities   1,821,334                     1,767,634
 Shareholders'
  equity         170,414                       167,567
                 -------                       -------
   Total
    liabilities
    and share-
    holders'
    equity    $1,991,748                    $1,935,201
              ==========                    ==========
 Net interest
  spread                            3.05%                         3.11%
 Net interest
  income and
  margin - FTE            $15,935   3.52%               $15,389   3.53%
                          =======                       =======

                         Home BancShares, Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                   Six Months Ended
              ---------------------------------------------------------
                    June 30, 2006                June 30, 2005
 (Dollars     ---------------------------   ---------------------------
  in           Average    Income/  Yield/    Average    Income/  Yield/
  thousands)   Balance    Expense   Rate     Balance    Expense   Rate
 ----------   ----------  -------  ------   ---------   -------   -----
 ASSETS
 ------
 Earning assets
  Interest-
   bearing
   balances due
   from banks $    2,911   $   65   4.50%   $    2,644   $   29   2.21%
  Federal
   funds sold     14,651      342   4.71%        2,528       33   2.63%
  Investment
   securities
   - taxable     430,514    9,436   4.42%      444,253    8,355   3.79%
  Investment
   securities
   - non-taxable
   - FTE          92,303    3,006   6.57%       53,161    1,683   6.38%
  Loans
   receivable
   - FTE       1,251,476   45,926   7.40%      843,967   25,822   6.17%
              ----------   ------           ----------   -------
   Total
    interest-
    earning
    assets     1,791,855   58,775   6.61%    1,346,553   35,922   5.38%
                           ------                        ------
  Non-earning
   assets        171,776                       120,333
              ----------                    ----------
   Total
    assets    $1,963,631                    $1,466,886
              ==========                    ==========

 LIABILITIES
  AND
 SHAREHOLDERS'
 EQUITY
 -------------
 Liabilities
  Interest-
   bearing
   liabilities
  Interest-
   bearing
   transaction
   and savings
   deposits   $  527,723   $5,965   2.28%   $  394,020   $2,933   1.50%
    Time
     deposits    737,137   14,708   4.02%      551,516    7,455   2.73%
               ---------   ------           ----------   ------
    Total
     interest-
     bearing
     deposits  1,264,860   20,673   3.30%      945,536   10,388   2.22%
  Federal
   funds
   purchased      19,191      458   4.81%       16,086      226   2.83%
  Securities
   sold under
   agreement to
   repurchase    102,208    1,864   3.68%       71,201    1,010   2.86%
  FHLB and
   other
   borrowed
   funds         135,932    2,962   4.39%       93,628    1,504   3.24%
  Subordinated
   debentures     44,734    1,494   6.73%       25,059      855   6.88%
               ---------   ------           ----------   ------
  Total
   interest-
   bearing
   liabilities 1,566,925   27,451   3.53%    1,151,510   13,983   2.45%
                           ------                        ------
  Non-interest
   bearing
   liabilities
    Non-interest-
     bearing
     deposits    217,453                       152,508
   Other
    liabilities   10,255                        11,227
                  ------                        ------
   Total lia-
    bilities   1,794,633                     1,315,245
 Shareholders'
  equity         168,998                       151,641
                 -------                       -------
   Total
    liabilities
    and share-
    holders'
    equity    $1,963,631                    $1,466,886
              ==========                    ==========
 Net interest
  spread                            3.08%                         2.93%
 Net interest
  income and
  margin - FTE            $31,324   3.53%               $21,939   3.29%
                          =======                       =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770